Exhibit 10.3

PROMISSORY NOTE

In regards to
STOCK PURCHASE ACQUISITION AGREEMENT
OF COMANCHE LIVESTOCK EXCHANGE, LLC BY GREEN ENERGY LIVE, INC.

$950,000.00	July 24, 2009

FOR VALUE RECEIVED  GREEN ENERGY LIVE, INC., a Nevada Corporation ("Maker"), promises to pay to the order of DEAN CAGLE, and their successors and assigns (hereinafter collectively referred to as "Payee"), at the office of Payee or its agent, designee, or assignee at 7456 Highway 67 East, Comanche, Texas 76442, or at such place as Payee or its agent, designee, or assignee may from time to time designate in writing, the principal sum of NINE HUNDRED FIFTY THOUSAND DOLLARS ($950,000.00), in lawful money of the United States of America, as set forth below at all times prior to the occurrence of an "Event of Default" (hereinafter defined).

Associated Agreement.  The Payee is entitled to the benefits of the “STOCK PURCHASE ACQUISITION AGREEMENT Of COMANCHE LIVESTOCK EXCHANGE, LLC By GREEN ENERGY LIVE, INC.” (the ”Acquisition Agreement”) executed simultaneous herewith by Payee and Maker.

Payment Schedule.  According to the Acquisition Agreement, this Note shall be paid in the following manner:

1.	US$450,000 paid approximately 60 days after effective SEC registration of GELV;
2.	US$250,000 within 12 months of Closing Date; and
3.	Balance of US$250,000 within 24 months of Closing Date.
Payments notated in Items 2 and 3 above may be revised to include stock in lieu of cash payments, either for the full amount, or a combination of cash and GELV Stock at the discretion of Dean Cagle.

Security.  This Note is secured by the property, as described under Section 1 of the Acquisition Agreement.  A Deed of Trust and Security Agreement shall be filed with the State of Texas.

Default.  Maker shall be in default under this Note upon the happening of any of the following events or conditions (an "Event of Default" herein) before full payment of this Note:

(i)	default in the punctual performance of any covenant or agreement contained or referred to herein or in the Acquisition Agreement.

(ii)	filing of a petition in bankruptcy or the institution of any proceeding for reorganization under the Federal Bankruptcy Code or any similar state or federal statute or law; and

(iii)	the filing of any proceeding by or against the Maker for appointment of a receiver, dissolution or liquidation.

A default shall not be committed in the any event under Section 11 of the Acquisition Agreement.  This Note shall follow Section 11 of the Acquisition Agreement if the Acquisition Agreement is terminated.

Notice.  In the event that Maker shall default in the performance or observation of any agreement, covenant or condition required to be performed or observed by Maker under the terms of this Note, other than default in payment under (i) above, Payee agrees to give Maker notice of the default and ten (10) days thereafter in which to cure the default; provided, however, that if said default cannot reasonably be cured within said ten (10) day period, that Maker commences to the cure thereof within said ten (10) day period and prosecutes said cure diligently and in good faith, said period shall be extended for a period of time reasonably required to cure the same, not to exceed and additional thirty (30) days.

All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner and be effective as specified in the Acquisition Agreement, directed to the parties at their respective addresses as provided therein.

Remedies.  All remedies hereunder, under the afore-referenced Acquisition Agreement and at law or in equity shall be cumulative. In the event that it should become necessary to employ counsel to collect the amounts due by Maker hereunder or to enforce the obligations of Maker hereunder or under the afore-referenced security agreements, or to protect or foreclose the security for this Note or to defend against any claims asserted by Maker arising from or related to this Note or the afore-referenced security agreements, Maker also agrees to and shall pay to Payee on demand all costs of collection or defense incurred by Payee, including reasonable attorneys’ fees and legal expenses for the services of counsel whether or not suit be brought.

No Waiver.  Failure of Payee to exercise any of the options granted herein to Payee upon the happening of one or more of the events giving rise to such options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other event.  The acceptance by Payee of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the options granted herein to Payee at that time or at any subsequent time or nullify any prior exercise of any such option without the express written acknowledgment of Payee.

Prepayment Option.  Maker shall have the right to prepay, at any time and from time to time without premium or penalty, the entire unpaid principal balance of this Note or any portion thereof.  Any such partial prepayments of principal shall be applied in inverse order of maturity to the last maturing installment(s) of principal.

Authority.  Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform her obligations pursuant to this Note and the Acquisition Agreement and that this Note and the Acquisition Agreement constitute legal; valid and binding obligations of Maker.  Maker further represents that the loan evidenced by this Promissory Note was made for business or commercial purposes and not for personal, family or household use.

No Trial by Jury.  MAKER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY; AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO (A) ALLEGATIONS THAT A PARTNERSHIP EXISTS BETWEEN PAYEE AND MAKER; (B) USURY OR PENALTIES OR DAMAGES THEREFOR; (C) ALLEGATIONS OF UNCONSCIONABLE ACTS, DECEPTIVE TRADE PRACTICE, LACK OF GOOD FAITH OR FAIR DEALING, LACK OF COMMERCIAL REASONABLENESS, OR SPECIAL RELATIONSHIPS (SUCH AS FIDUCIARY, TRUST OR CONFIDENTIAL RELATIONSHIP); (D) ALLEGATIONS OF DOMINION, CONTROL, ALTER EGO, INSTRUMENTALITY, FRAUD, REAL ESTATE FRAUD, MISREPRESENTATION, DURESS, COERCION, UNDUE INFLUENCE, INTERFERENCE OR NEGLIGENCE; (E) ALLEGATIONS OF TORTIOUS INTERFERENCE WITH PRESENT OR PROSPECTIVE BUSINESS RELATIONSHIPS OR OF ANTITRUST; OR (F) SLANDER, LIBEL OR DAMAGE TO REPUTATION. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MAKER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY MAKER.

Initials of Maker

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Governing Law.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Initials of Maker

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Amendment; Final Agreement.  PROVISIONS OF THIS NOTE AND THE LOAN DOCUMENTS MAY BE AMENDED OR REVISED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY MAKER AND PAYEE. THIS NOTE AND ALL THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT OF MAKER AND PAYEE AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS. REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF MAKER AND PAYEE.  THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE

Initials of Maker

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Executed as of the day and year first above written.

MAKER:

GREEN ENERGY LIVE, INC.
A Nevada Corporation

/s/ KarenClark
Karen Clark, President
Green Energy Live, Inc.

PAYEE:

DEAN CAGLE, Individual

/s/ Dean Cagle